EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Michael P. Scarpelli, Chief Financial Officer of ServiceNow, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 6, 2019
/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer (Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to ServiceNow, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.